UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 15, 2007


                                 TECHLABS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        FLORIDA                  000-26233                65-0843965
    ---------------            ------------         ----------------------
    State or other              (Commission              (IRS Employer
    jurisdiction of            File Number)         Identification Number)
    incorporation)


          1820 NE JENSEN BEACH BLVD., SUITE 634, JENSEN BEACH, FL 34957
               --------------------------------------------------
                   (Address of executive offices and Zip Code)


        Registrant's telephone number, including area code: 267-350-9210


               8905 KINGSTON PIKE, SUITE 313, KNOXVILLE, TN 37923
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On February 15, 2007 the Registrant issued a press release announcing it had received an investment from Eline Entertainment Group of ten million shares (10,000,000) of Eline's common stock in exchange for a ten percent (10%) interest in a subsidiary of Techlabs, through which Techlabs is pursuing certain ventures in the Caribbean basin and South America. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.1.

On March 6, 2007, the Registrant issued a press release announcing that Eline Entertainment Group, Inc.'s had consummated its investment in Techlabs, having issued to Techlabs ten million shares (10,000,000) of its common stock in exchange for a ten percent (10%) interest in a subsidiary of Techlabs, through which Techlabs is pursuing certain ventures in the Caribbean basin and South America. The Registrant further announced that Techlabs further noted that Eline Entertainment Group's Storm Depot International subsidiary reported last week that it has an agreement in place to add another dealer for its hurricane protection products in Palm Beach County, Florida. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.2.

On March 8, 2007, the Registrant issued a press release announcing that Eline Entertainment Group, Inc.'s Storm Depot International subsidiary has agreed to commit to the purchase of aluminum extrusion products for the 2007 hurricane season from Techlabs' recently formed subsidiary, Hemisphere Metals. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.3.

On March 14, 2007, the Registrant issued a press release announcing that it entered into an agreement in principle to acquire Storm Depot International from Eline Entertainment Group, Inc. The press release further noted that as currently contemplated, Techlabs will initially issue 4 million shares of its common stock to Eline in exchange for 100% ownership of Storm Depot International, in addition to as-yet to be negotiated additional amounts of common stock to be issued to Eline and the management of Storm Depot based on performance benchmarks achieved by Storm Depot. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as
Exhibit 99.4.

On April 13, 2007, the Registrant's principal shareholder, Yucatan Holdings, issued a press release announcing that it had brokered a deal in principle between The BigHub.com, Inc. (Pinksheets: BHUB - News) and Techlabs, Inc. (OTCBB: TELA - News). Techlabs, Inc. plans to forward split its shares one hundred to one and to tender for all unregistered shares issued to investors of BHUB on a one for one basis. A copy of this press release is hereby incorporated by reference and furnished as part of this Current Report as Exhibit 99.5.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits

          99.1 Press Release issued February 15, 2007 regarding investment from Eline Entertainment Group.
          99.2 Press Release issued March 6, 2007 regarding consummation of investment transaction with Eline Entertainment Group.
          99.3 Press Release issued March 8, 2007 regarding agreement for purchase of extrusion products by Eline Entertainment Group subsidiary.
          99.4 Press Release issued March 14, 2007 regarding agreement in principle to acquire Storm Depot International from Eline Entertainment Group, Inc.
          99.5 Press Release issued April 13, 2007 regarding proposed tender for the unregistered shares of The BigHub.com, Inc.

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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Techlabs, Inc.

Date: April 16, 2007                    By: /s/ Jayme Dorrough
                                        ----------------------
                                        Jayme Dorrough, President

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